BLACKROCK FUNDSSM

BlackRock Defensive Advantage U.S. Fund

BlackRock Defensive Advantage International Fund

BlackRock Defensive Advantage Emerging Markets Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 14, 2021 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Funds, each dated December 14, 2020, as supplemented to date

On January 7, 2021, the Board of Trustees of BlackRock FundsSM approved the appointment of BlackRock International Limited as a sub-adviser of each Fund (“BIL”), pursuant to a sub-advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Funds. The addition of BIL as a sub-adviser of the Funds is effective on January 14, 2021.

Effective immediately, the following changes are made to the Funds’ Summary Prospectuses, Prospectuses and SAI, as applicable:

The sections of the Summary Prospectuses entitled “Summary Prospectus — Key Facts About [Fund] — Investment Manager” and the sections of the Prospectuses entitled “Fund Overview — Key Facts About [Fund] — Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The second paragraph of the section of the Prospectuses entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (“BIL” or the “Sub-Adviser”), a registered investment adviser organized in 1995, is an affiliate of BlackRock and acts as sub-adviser for each Fund. BlackRock and its affiliates had approximately $7.317 trillion in investment company and other portfolio assets under management as of June 30, 2020.

The thirteenth paragraph of the section of the Prospectuses entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, with respect to each Fund, under which BlackRock pays the Sub-Adviser for services it provides for that portion of each Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement and sub-advisory agreement with respect to each Fund will be included in each Fund’s annual shareholder report for the fiscal year ending April 30, 2021.

The section of the Prospectuses entitled “For More Information — Funds and Service Providers” is amended to add the following:

SUB-ADVISER

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8JB

United Kingdom

The section of the SAI entitled “Management, Advisory and Other Service Arrangements” is amended to add the following after the third paragraph:

BlackRock has entered into a sub-advisory agreement with BlackRock International Limited (“BIL” or the “Sub-Adviser”), pursuant to which BlackRock pays the Sub-Adviser for providing services to BlackRock with respect to that portion of each Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

Shareholders should retain this Supplement for future reference.

PR2SAI-DAF-0121SUP

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